                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 30, 2000


                       ACTRADE FINANCIAL TECHNOLOGIES LTD.
                       -----------------------------------
             (Exact name of registrant as specified in its charter)


 Delaware                                     0-18711                            13-3437739
 --------                                     -------                            ----------
(State or other jurisdiction           (Commission file Number)                 (IRS Employer
  of incorporation)                                                             Identification Number)

    7 Penn Plaza, Suite 422, New York, New York                   10001
     (Address of Principal Executive Offices)                   (Zip Code)


       Registrant's telephone number, including area code: (212) 563-1036


                           ACTRADE INTERNATIONAL, LTD.
                           ---------------------------
                                  (Former name)

ITEM 5. OTHER EVENTS - Recast of Previously Issued Unaudited Consolidated Quarterly Income Statements for information purposes only;

     (a) During the fourth quarter of the year ended June 30, 2000, the Registrant adopted the Securities and Exchange Commission Staff Accounting Bulletin No. 101 ("SAB 101") - REVENUE RECOGNITION IN FINANCIAL STATEMENTS. SAB 101 was issued to provide guidance in applying generally accepted accounting principles to a large number of revenue recognition issues that registrant encounter. Accordingly, the Registrant changed the income statement presentation of Revenue - International Merchandise Trade from reflecting sales and cost of sales to a net basis. In addition, the Registrant will no longer disclose, in the consolidated statements of income, Gross Sales - Trade Acceptance Drafts and Gross Sales - International Merchandise Trade. The prior period presentation has been changed to conform to the current period presentation. The adoption of SAB 101 did not have any impact on the net income of the Registrant.
     (b) For informational purposes only, Registrant has recast in this 8-K Report only, previously issued unaudited consolidated quarterly income statements in conformity with the presentation on its 10-K Annual Report for fiscal 2000.
     (c) Such recast unaudited consolidated quarterly statements are issued for the five years ended June 30, 2000.

              ACTRADE FINANCIAL TECHNOLOGIES LTD. AND SUBSIDIARIES
                     (Formerly Actrade International, Ltd.)

                   QUARTERLY CONSOLIDATED STATEMENTS OF INCOME
                              FOR FISCAL YEAR 2000

                  Dollars in thousands except per share amounts

                                                                                Unaudited
                                                      --------------------------------------------------------------
                                                                          Three Months Ended
                                                      --------------------------------------------------------------  Year Ended
                                                       September 30,    December 31,     March 31,     June 30,        June 30,
                                                             1999           1999           2000          2000            2000
                                                      --------------- --------------- --------------- -------------- ------------
     Revenue:
               Trade Acceptance Drafts                       $4,073          $4,078          $4,681         $4,040       $16,872
               International Merchandise Trade                2,680           2,844           3,483          5,768        14,775
                                                              -----           -----           -----          -----        ------
     Total  Revenue                                           6,753           6,922           8,164          9,808        31,647
                                                              -----           -----           -----          -----        ------

     Operating Expenses:
               General and administrative                     2,039           2,024           2,847          1,783         8,693
               Bad debt                                         931           1,385           1,310          2,448         6,074
               Interest, net                                    922           1,394           1,127          1,932         5,375
               Other, net                                         0               0               0              2             2
                                                                  -               -               -              -             -
     Total Operating Expenses                                 3,892           4,803           5,284          6,165        20,144
                                                              -----           -----           -----          -----        ------

     Income before Provision for Income Taxes                 2,861           2,119           2,880          3,643        11,503

     Provision for Income Taxes                                 353             120            (307)            33           199
                                                                ---             ---            -----            --           ---

     Net Income                                              $2,508          $1,999          $3,187         $3,610       $11,304
                                                             ======          ======          ======         ======       =======

     Net Income per Common Share:
     Basic                                                    $0.29           $0.23           $0.36          $0.41         $1.30
     Diluted                                                  $0.29           $0.22           $0.35          $0.38         $1.23

     Weighted Average Number of Shares Outstanding:
     Basic                                                8,528,051       8,646,428       8,810,196      8,856,263     8,708,380
     Diluted                                              8,780,414       9,068,434       9,203,399      9,495,570     9,211,874

              ACTRADE FINANCIAL TECHNOLOGIES LTD. AND SUBSIDIARIES
                     (Formerly Actrade International, Ltd.)

                   QUARTERLY CONSOLIDATED STATEMENTS OF INCOME
                              FOR FISCAL YEAR 1999

                  Dollars in thousands except per share amounts


                                                                                Unaudited
                                                     --------------------------------------------------------------
                                                                          Three Months Ended
                                                     --------------------------------------------------------------
                                                                                                                      Year Ended
                                                       September 30,   December 31,     March 31,       June 30,        June 30,
                                                          1998             1998           1999            1999           1999
                                                     --------------- --------------- --------------- -------------- -------------
     Revenue:
               Trade Acceptance Drafts                         $786          $1,635          $1,566         $3,954        $7,941
               International Merchandise Trade                1,507           1,573           1,949          3,402         8,431
                                                              -----           -----           -----          -----         -----
     Total  Revenue                                           2,293           3,208           3,515          7,356        16,372
                                                              -----           -----           -----          -----        ------

     Operating Expenses:
               General and administrative                     1,202           1,321           1,798          2,162         6,483
               Bad debt                                          50             274             112          1,165         1,601
               Interest, net                                      6              93             258          1,360         1,717
               Other, net                                         0               0               0            180           180
                                                                  -               -               -            ---           ---
     Total Operating Expenses                                 1,258           1,688           2,168          4,867         9,981
                                                              -----           -----           -----          -----         -----

     Income before Provision for Income Taxes                 1,035           1,520           1,347          2,489         6,391

     Provision for Income Taxes                                 (96)            104             (26)           175           157
                                                                ---             ---            ----            ---           ---

     Net Income                                              $1,131          $1,416          $1,373         $2,314        $6,234
                                                             ======          ======          ======         ======        ======

     Net Income per Common Share:
     Basic                                                    $0.13           $0.17           $0.16          $0.27         $0.73
     Diluted                                                  $0.13           $0.16           $0.16          $0.27         $0.71

     Weighted Average Number of Shares Outstanding:
     Basic                                                8,436,849       8,433,838       8,435,213      8,435,213     8,527,851
     Diluted                                              8,790,959       8,762,426       8,739,762      8,577,213     8,810,267

              ACTRADE FINANCIAL TECHNOLOGIES LTD. AND SUBSIDIARIES
                     (Formerly Actrade International, Ltd.)

                   QUARTERLY CONSOLIDATED STATEMENTS OF INCOME
                              FOR FISCAL YEAR 1998

                  Dollars in thousands except per share amounts

                                                                                Unaudited
                                                     --------------------------------------------------------------
                                                                            Three Months End
                                                     --------------------------------------------------------------
                                                                                                                     Year Ended
                                                      September 30,    December 31,      March 31,       June 30,      June 30,
                                                          1997            1997             1998            1998         1998
                                                     --------------- --------------- --------------- -------------- -------------
     Revenue:
               Trade Acceptance Drafts                         $701            $821            $888           $890        $3,300
               International Merchandise Trade                1,007           1,231           1,206          1,396         4,840
                                                              -----           -----           -----          -----         -----
     Total  Revenue                                           1,708           2,052           2,094          2,286         8,140
                                                              -----           -----           -----          -----         -----

     Operating Expenses:
               General and administrative                       686             903             955            876         3,420
               Bad debt                                           0               0               0             64            64
               Interest, net                                    (46)             (5)            (31)           (71)         (153)
               Other, net                                        (9)              0             (21)            (1)          (31)
                                                                 ---              -             ----            ---          ----
     Total Operating Expenses                                   631             898             903            868         3,300
                                                                ---             ---             ---            ---         -----

     Income before Provision for Income Taxes                 1,077           1,154           1,191          1,418         4,840

     Provision for Income Taxes                                 124              70              84            145           423
                                                                ---              --              --            ---           ---

     Net Income                                                $953          $1,084          $1,107         $1,273        $4,417
                                                               ====          ======          ======         ======        ======

     Net Income per Common Share:
     Basic                                                    $0.12           $0.13           $0.13          $0.15         $0.55
     Diluted                                                  $0.11           $0.12           $0.12          $0.15         $0.50

     Weighted Average Number of Shares Outstanding:
     Basic                                                7,670,059       8,113,072       8,268,311      8,305,030     8,079,996
     Diluted                                              8,886,843       9,076,002       8,982,648      8,705,901     8,903,726

              ACTRADE FINANCIAL TECHNOLOGIES LTD. AND SUBSIDIARIES
                     (Formerly Actrade International, Ltd.)

                   QUARTERLY CONSOLIDATED STATEMENTS OF INCOME
                              FOR FISCAL YEAR 1997

                  Dollars in thousands except per share amounts


                                                                                 Unaudited
                                                     --------------------------------------------------------------

                                                                             Three Months Ended
                                                     --------------------------------------------------------------
                                                                                                                      Year Ended
                                                      September 30,     December 31,    March 31,        June 30,       June 30,
                                                          1996             1996            1997           1997            1997
                                                     --------------- --------------- --------------- -------------- -------------
      Revenue:
               Trade Acceptance Drafts                         $197            $277            $360           $532        $1,366
               International Merchandise Trade                  477             647             652            896         2,672
                                                                ---             ---             ---            ---         -----
     Total  Revenue                                             674             924           1,012          1,428         4,038
                                                                ---             ---           -----          -----         -----

     Operating Expenses:
               General and administrative                       385             518             533            623         2,059
               Bad debt                                           0               0               0             16            16
               Interest, net                                     15               1               3             (3)           16
               Other, net                                         0               0               0            (66)          (66)
                                                                  -               -               -            ----          ----
     Total Operating Expenses                                   400             519             536            570         2,025
                                                                ---             ---             ---            ---         -----

     Income before Provision for Income Taxes                   274             405             476            858         2,013

     Provision for Income Taxes                                  14              33             (28)            90           109
                                                                 --              --             ----            --           ---

     Net Income                                                $260            $372            $504           $768        $1,904
                                                               ====            ====            ====           ====        ======

     Net Income per Common Share:
     Basic                                                    $0.05           $0.06           $0.08          $0.11         $0.29
     Diluted                                                  $0.04           $0.06           $0.08          $0.10         $0.25

     Weighted Average Number of Shares Outstanding:
     Basic                                                5,701,621       6,330,153       6,500,125      7,014,014     6,617,167
     Diluted                                              5,811,621       6,465,153       6,635,125      7,623,787     7,701,712

              ACTRADE FINANCIAL TECHNOLOGIES LTD. AND SUBSIDIARIES
                     (Formerly Actrade International, Ltd.)

                   QUARTERLY CONSOLIDATED STATEMENTS OF INCOME
                              FOR FISCAL YEAR 1996

                  Dollars in thousands except per share amounts

                                                                                      Unaudited
                                                     --------------------------------------------------------------
                                                                               Three Months Ended
                                                     --------------------------------------------------------------
                                                                                                                     Year Ended
                                                      September 30,    December 31,      March 31,        June 30,     June 30,
                                                           1995            1995            1996            1996         1996
                                                     --------------- --------------- --------------- -------------- -------------
     Revenue:
               Trade Acceptance Drafts                          $87            $182             $87           $170          $526
               International Merchandise Trade                  357             338             422            324         1,441
                                                                ---             ---             ---            ---         -----
     Total  Revenue                                             444             520             509            494         1,967
                                                                ---             ---             ---            ---         -----

     Operating Expenses:
               General and administrative                       287             313             335            259         1,194
               Bad debt                                           0               0               0              0             0
               Interest, net                                     (4)             10               9             37            52
               Other, net                                         0               0               0            (58)          (58)
                                                                  -               -               -            ----          ----
     Total Operating Expenses                                   283             323             344            238         1,188
                                                                ---             ---             ---            ---         -----

     Income before Provision for Income Taxes                   161             197             165            256           779

     Provision for Income Taxes                                  17               2               0              2            21
                                                                 --               -               -              -            --

     Net Income                                                $144            $195            $165           $254          $758
                                                               ====            ====            ====           ====          ====

     Net Income per Common Share:
     Basic                                                    $0.03           $0.04           $0.03          $0.05         $0.14
     Diluted                                                  $0.03           $0.04           $0.03          $0.05         $0.14

     Weighted Average Number of Shares Outstanding:
     Basic                                                5,330,681       5,330,681       5,330,681      5,347,947     5,334,974
     Diluted                                              5,330,681       5,330,681       5,398,043      5,403,355     5,378,427

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          ACTRADE FINANCIAL TECHNOLOGIES LTD.




Date: October 30, 2000                    By: /s/ Joseph P. D'Alessandris
                                              ---------------------------
                                                Name: Joseph P. D'Alessandris
                                                Title: Chief Financial Officer